U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):   FEBRUARY 20, 2002
                                                   -------------------



                              SLW ENTERPRISES INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         WASHINGTON               0-32093               91-2022980
       --------------           -----------          ----------------
      (State or other           (Commission          (I.R.S. Employer
       Jurisdiction             File Number)        Identification No.)
     of incorporation)


      4015 PALM-AIRE DRIVE WEST, #1002
            POMPANO BEACH, FLORIDA                         33069
      --------------------------------------            ------------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     416.782.9169
                                                    ------------------



          SUITE 210, 580 HORNBY STREET, VANCOUVER, B.C., CANADA V6C 3B6
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGE IN CONTROL

On February 20, 2002, Rheal Cote acquired 1,600,000 shares of SLW Enterprises Inc. (the "Company") common stock from Suzanne Wood pursuant to a stock purchase agreement signed on February 1, 2002. Mr. Cote paid a purchase price of $139,500, from his personal funds, to Suzanne Wood and further paid $52,500, from his personal funds, to the Company for the purpose of paying all amounts due and owing from the Company to Ms. Wood. As of February 20, 2002, the issued and outstanding securities of the Company consisted of 2,600,000 shares of common stock, par value $0.0001 per share. Therefore, Mr. Cote beneficially owns approximately 61.5% of the issued and outstanding common stock of the Company.

Also on February 20, 2002, Ms. Wood resigned as a Director and as President, Secretary and Treasurer of the Company. Mr. Cote and Barry Alter were appointed members of the Board of Directors of the Company (the "Board") and Mr. Alter was appointed the President, Secretary and Treasurer of the Company.

The following is a summary of Mr. Cote's and Mr. Alter's professional experience:

     Rheal  Cote  -  Director
     ------------------------
     Prior to his retirement in 1988, Mr. Cote was the CEO of Chateauguay Stone Inc., a manufacturer of precast concrete and concrete manufacturing, from 1982 to 1987. Prior to that time, from 1966 to 1982, Mr. Cote was an executive in the automotive parts distribution business in Canada. During 1989 and 1990, he studied Economics and History at Concordia University.

     Barry  Alter  -  Director,  President,  Secretary  and  Treasurer
     -----------------------------------------------------------------
     During the period from November 2000 through December 2001, Mr. Alter served as Chief Operating Officer for SBS Interactive Inc., a private Nevada corporation in the business of developing, marketing and licensing consumer electronic products, including the use of the television as an interactive medium. Since 1998, Mr. Alter has also worked through his own consulting company, Challure Capital Investment Corporation, to provide business management expertise and assistance with raising working capital to companies in financial difficulty, including Indian Motorcyle, a private California corporation in the motorcycle production business, and xseeksy.com, a private Delaware corporation online relationship dot.com company. From 1983 to 1998, Mr. Alter served as President of Sweet Expressions Inc., a private Ontario company in the business of distributing confectionery.

The  purpose  of  acquiring a controlling interest in the Company by Mr. Cote is
(i) to enable him to acquire and continue implementing the current business plan of the Company, which currently involves conducting market research to assess the market for distribution of vitamins, minerals and supplements in a defined territory through the Internet, and (ii) to fulfill his obligations under the letter of intent, dated January 24, 2002, executed by Mr. Cote and HiEnergy Microdevices, Inc. ("HiEnergy") to effect the Company's acquisition of HiEnergy, a Delaware corporation in the business of developing a proprietary remote detection technology used for security and industrial control purposes, which it intends to eventually bring to market.

The letter of intent contemplated that the acquisition of HiEnergy would be conducted through a reverse triangular merger (the "Merger") whereby a wholly owned subsidiary of the Company would merge with and into HiEnergy and the Company would issue its common stock to the shareholders of HiEnergy in exchange for all of the outstanding common stock of HiEnergy. Since execution of the


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letter  of intent, uncertainty has developed as to the ability to consummate the contemplated Merger in compliance with an exemption from the registration requirement of the Securities Act of 1933, as amended (the "Act"). The parties are currently discussing alternative transaction structures to effect the business combination.

In connection with the anticipated acquisition of HiEnergy, the parties have agreed that the current shareholders of HiEnergy will receive a controlling interest in the Company equal to approximately 70.5% of its issued and outstanding common stock based on a capitalization of 26,000,000 shares. In connection with that objective, Mr. Cote plans to relinquish his control position in the Company subject to the taking effect of the business combination between the Company and HiEnergy by resigning as a director and surrendering to the Company all but 300,000 shares of the common stock of the Company that he holds. Mr. Alter plans to resign as President, Secretary and Treasurer of the Company but intends to continue serving as a Director.


ITEM 5.  OTHER EVENTS

Stock  Dividend
---------------

On February 20, 2002, the Board approved a dividend distribution to its shareholders on a 6.17-for-one basis of the Company's outstanding shares of common stock. The stock dividend entitles each shareholder of record at the close of business on March 4, 2002 to receive 5.17 additional shares of common stock for each share owned. The additional shares are scheduled to be distributed by the Company's transfer agent on March 6, 2002. The Company's common stock is eligible to be quoted on a post-dividend basis beginning on March 7, 2002.

Private  Placement  Offering
----------------------------

On February 20, 2002, the Board approved the issuance of up to 1,500,000 shares of common stock (on a post-stock dividend basis) at $1.00 per share in connection with a private placement offering to accredited investors under Rule 506 of Regulation D under the Act. The offering and sale of the common stock has not been and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement. This disclosure is not an offer of securities or a solicitation of an offer to buy securities. Placements will be made only to accredited investors with preexisting contacts with the Company and its authorized representatives. The closing of the private placement offering will be contingent upon the closing of the business combination between the Company and HiEergy.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SLW  ENTERPRISES  INC.


  March 7, 2002                By:  /s/  Barry Alter
-----------------                 ---------------------------------------
     (Date)                       Name:  Barry Alter
                                       ----------------------------------
                                       Its:  President
                                           ------------------------------


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